UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2005

                         Reality Wireless Networks, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-26369
                            (Commission File Number)

                                   88-0422026
                        (IRS Employer Identification No.)

             4916 Point Fosdick Dr., Suite 102, Gig Harbor, WA 98335
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (253) 853-3632
              ---------------------------------------------------
         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


October 20, 2005 (the "Registration Date"), Salberg & Company, P.A. ("Salberg"), the independent, registered public accounting firm previously engaged as the principal accountant to audit the registrant's financial statements, notified the registrant of its resignation. Salberg had provided a report on Form 10-KSB for the registrant's financial statements for the fiscal year ended September 30, 2004. Salberg's report was modified to reflect an uncertainty as to the Corporation's ability to continue as a going concern but did not otherwise contain any adverse opinion or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principals for the fiscal year ended September 30, 2004. The registrant's board of directors acepted Salberg's resignation.

During the period for the fiscal year ended September 30, 2004 and all preceding and subsequent interim periods during Salberg's Engagement Period, which was April 20, 2004 up and until the Registration Date, the registrant had no disagreements with Salberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Salberg, would have caused it to make reference thereto in the reports regarding the registrant's financial statements during such period. Salberg did not advise the registrant of any "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-B.

The registrant's reports for the fiscal year ended September 30, 2003 and all subsequent interim periods preceding April 20, 2004 were completed by Malone & Bailey, PLLC ("M&B"). M&B resigned on April 20, 2004. M&B's report on the registrant's 10-KSB for the fiscal year ended September 30, 2003 and all subsequent interim periods up and until April 20, 2004 were modified to reflect an uncertainty as to the Corporation's ability to continue as a going concern, but did not otherwise contain any adverse opinion or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principals for the period ending September 30, 2003 through the date of M&B's resignation.

During the period for the fiscal year ended September 30, 2003 and all subsequent interim periods preceding April 20, 2004, there were no disagreements with M&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of M&B, would have caused it to make reference thereto in the reports regarding the registrant's financial statements during such period. M&B did not advise the registrant of any "reportable events" as described in Item 304(a)(1)(v) of Regulation S-B.

The registrant is actively seeking to engage an independent registered public accounting firm to audit the registrant's financial reports.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      Exhibit Number      Description

      16.2                Resignation Letter of Certifying Accountant




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         REALITY WIRELESS NETWORKS, INC.
                                  (Registrant)


Date :  October 25, 2005

/s/ Steve Careaga
-------------------------------
Steve Careaga, Chief Executive Officer